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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of The Chase Manhattan Corporation of our report dated January 18, 2000 relating to the financial statements, which appears in The Chase Manhattan Corporation's Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the references to us under the headings "Experts" in such Registration Statement.



                                          /s/ PRICEWATERHOUSECOOPERS LLP

                                          --------------------------------------

                                          PricewaterhouseCoopers LLP



New York, NY


December 29, 2000